EXHIBIT G

SUBORDINATION AGREEMENT

July 8, 2008

EACH PURCHASER SET FORTH ON ANNEX B

Ladies and Gentlemen:

The undersigned lenders (each a “Creditor”, and collectively referred to as “Creditors”) are creditors of QPC Lasers, Inc. and/or each of the subsidiaries set forth on Annex A attached hereto (each, a “Borrower” and collectively referred to herein as “Borrowers”) and desire that each lender set forth on Annex B attached hereto (each, a “Senior Lender” and collectively, the “Senior Lenders”) extend such financial accommodations to the Borrowers as Borrowers may request and as the Senior Lenders may deem proper, including, without limitation, up to an aggregate of $3,888,500 in Principal Amount of secured convertible debentures pursuant to that certain Securities Purchase Agreement dated on or about July 8, 2008 among QPC Lasers, Inc. and the Creditors (the “Purchase Agreement”). Defined terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. For the purpose of inducing Senior Lenders to grant, continue or renew such financial accommodations, and in consideration thereof, Creditors agree as follows:

1.  Any and all claims of Creditors against any Borrower, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which any Senior Lender may have against any Borrower (including any claim by the Senior Lenders for interest accruing after any assignment for the benefit of creditors by any Borrower or the institution by or against any Borrower of any proceedings under the Bankruptcy Code, or any claim by the Senior Lenders for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

2.  Each Creditor agrees not to commence or threaten to commence any action or proceeding, sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which such Creditor may hold against any Borrower, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under the Bankruptcy Code, nor to take any lien or security on any of Borrower's property, real or personal, so long as any claim of Senior Lenders against any Borrower shall exist. In addition, each Creditor agrees not to convert any preferred stock or indebtedness of the Borrower held by it or otherwise receive shares of Common Stock or any other property in satisfaction or partial satisfaction of any claim against any Borrower so long as any claim of Senior Lenders against any Borrower shall exist.

3.  In case of any assignment for the benefit of creditors by any Borrower or in case any proceedings under the Bankruptcy Code are instituted by or against any Borrower, or in case of the appointment of any receiver for any Borrower's business or assets, or in case of any dissolution or winding up of the affairs of any Borrower: (a) Each Borrower and any assignee, trustee in Bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Senior Lenders the full amount of Senior Lenders claims against any Borrower (including interest to the date of payment) before making any payment of principal or interest to Creditors, and insofar as may be necessary for that purpose, each Creditor hereby assigns and transfers to the Senior Lenders all security or the proceeds thereof, and all rights to any payments, dividends or other distributions, and (b) each Creditor hereby irrevocably constitutes and appoints each Senior Lender its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if any Senior Lender elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditors, and to otherwise vote Creditors’ claim in respect of any indebtedness now or hereafter owing from any Borrower to Creditors in any manner the Senior Lenders deem appropriate for their respective own benefit and protection.

4.  Each Senior Lender is hereby authorized by Creditors to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of such Senior Lender against any Borrower, (b) increase or decrease the rate of interest payable thereon or any part thereof, (c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as such Senior Lender may at its discretion determine, (e) release any Borrower or any guarantor of any indebtedness of a Borrower from liability, and (f) make optional future advances to any Borrower, all without notice to Creditors and without affecting the subordination provided by this Agreement.

5.  On request of any Senior Lender, a Creditor shall deliver to the Collateral Agent (as defined in the Security Agreement) the original of any preferred stock, promissory note or other evidence of any existing or future indebtedness of any Borrower to such Creditor, and mark same with a conspicuous legend which reads substantially as follows:

“THIS PROMISSORY NOTE IS SUBORDINATED TO ANY PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO THE SENIOR LENDERS AND ITS ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED _______, 2008 WITH THE SENIOR LENDERS”

6.  In the event that any payment or any cash or noncash distribution is made to any Creditor in violation of the terms of this Agreement, such Creditor shall receive same in trust for the benefit of the Senior Lenders, and shall forthwith remit it to the Collateral Agent (as defined in the Purchase Agreement) in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to the Senior Lenders.

7.  Until all such claims of Senior Lenders against the Borrowers, now or hereafter existing, shall be paid in full, no gift or loan shall be made by any Borrower to any Creditor.

8.  For violation of this Agreement, each Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation each Senior Lender may, at its option, accelerate the maturity of any of its existing or future claims against any Borrower.

9.  This Agreement shall be binding upon the heirs, successors and assigns of Creditors, the Borrowers and the Senior Lenders. This Agreement and any existing or future claim of a Senior Lender against a Borrower may be assigned by such Senior Lender, in whole or in part, without notice to Creditors or such Borrower.

10. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

11. All questions concerning the construction, validity, enforcement and interpretation of this agreement shall be determined in accordance with the provisions of the Purchase Agreement.

12. This agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

13. This agreement constitutes the entire agreement among the parties with respect to the matters covered hereby and thereby and supersede all previous written, oral or implied understandings among them with respect to such matters.

14. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

15. Each of the parties hereto acknowledges that this agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Creditor

By:

Name and Title:

Address for Notice:

Acceptance of Subordination Agreement by Borrower

The undersigned being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to the Senior Lenders, their respective successors and assigns, and to perform in accordance therewith.

Dated: July 8, 2008

QPC LASERS, INC.

By:

Name:
Title:

QUINTESSENCE PHOTONICS CORPORATION

By:

Name:
Title: